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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 1999
                                                ------------------------------

                             BANK PLUS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                      0-28292                 95-1782887
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)


  4565 Colorado Boulevard, Los Angeles, California         90039
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(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code   (818) 241-6215
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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             This Report is filed pursuant to Item 5 of Form 8-K to report amendments to Bank Plus Corporation's By-Laws and stockholder rights plan and the execution of agreements with two groups of stockholders relating to the withdrawal of notices filed by such stockholders of their intent to nominate directors and propose resolutions at the 1999 annual meeting of stockholders of
Bank Plus Corporation. Pursuant to General Instruction F of Form 8-K, the
following documents are incorporated by reference herein and attached as exhibits hereto (except as otherwise indicated):

             Exhibits
             --------

             1.     Bank Plus Corporation Press Release dated March
29, 1999 announcing the amendment of Bank Plus Corporation's By-Laws, appointment of a new director and execution of agreements with two stockholders relating to the withdrawal by such stockholders of notices to nominate directors and propose resolutions for stockholder approval at the 1999 annual meeting of stockholders of Bank Plus Corporation.

             2. Settlement Agreement, dated March 26, 1999, between Bank Plus Corporation and Hovde Financial, Inc., Hovde Capital, Inc.,
Hovde Capital, L.L.C., Financial Institution Partners, L.P., Financial
Institution Partners II, L.P., Hancock Park Acquisition, L.P., Hancock Park
Acquisition, L.L.C., Western Acquisition Partners, L.P., Western Acquisitions,
L.L.C., Pacific Financial Investors, Ltd., Pacific Financial Investors, L.P.,
Eric D. Hovde and Steven D. Hovde.

             3. Settlement Agreement, dated March 26, 1999, between Bank Plus Corporation and La Salle Financial Partners, L.P., La Salle
Capital Management, Inc., Talman Financial, Inc., Richard J. Nelson and Peter T.
Kross

             4. Form of Amended and Restated Rights Agreement, dated as of February 3, 1999 and amended and restated as of March 29, 1999, by and between Bank Plus Corporation and American Stock Transfer & Trust Company, as Rights Agent.

             5.     Amended and Restated By-Laws of Bank Plus Corporation.

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 30, 1999                      BANK PLUS CORPORATION


                                           By:    /s/ Godfrey B. Evans
                                                ------------------------------
                                           Name:  Godfrey B. Evans
                                           Its:   Executive Vice President,
                                                  Chief Administrative Officer
                                                  and General Counsel


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                                 EXHIBIT INDEX
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
Exhibit                                                                      Sequentially
Number      Description                                                      Numbered Page*
-------     -----------                                                      --------------
  1         Bank Plus Corporation Press Release dated March 29, 1999
            announcing the amendment of By-Laws and execution of
            settlement agreements

  2         Settlement Agreement, dated March 26, 1999, between Bank Plus
            Corporation and Hovde Financial, Inc., Hovde Capital, Inc.,
            Hovde Capital, L.L.C., Financial Institution Partners, L.P.,
            Financial Institution Partners II, L.P., Hancock Park
            Acquisition, L.P., Hancock Park Acquisition, L.L.C., Western
            Acquisition Partners, L.P., Western Acquisitions, L.L.C.,
            Pacific Financial Investors, Ltd., Pacific Financial
            Investors, L.P., Eric D. Hovde and Steven D. Hovde

  3         Settlement Agreement, dated March 26, 1999, between Bank Plus
            Corporation and La Salle Financial Partners, L.P., La Salle
            Capital Management, Inc., Talman Financial, Inc., Richard J.
            Nelson and Peter T. Kross

  4         Amended and Restated Rights Agreement, dated as of February
            3, 1999 and amended and restated as of March 29, 1999, between Bank Plus Corporation and American Stock Transfer &
            Trust Company, as Rights Agent

  5         Amended and Restated By-Laws of Bank Plus Corporation

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*Contained only in manually executed version

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